                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                            ----------------------

                                   FORM 8-K

               Current Report Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934

                            ----------------------

      Date of Report (Date of earliest event reported):   August 16, 2000


                             AUTOLEND GROUP, INC.
            (Exact name of registrant as specified in its charter)


          Delaware                        1-10569                22-3137244
(State or other jurisdiction of         (Commission           (I.R.S. Employer
incorporation or organization)          File Number)         Identification No.)



                          600 Central SW, Third Floor
                      Albuquerque, New Mexico           87102
              (Address of principal executive offices)(Zip Code)

      Registrant's telephone number, including area code: (505) 768-1000

ITEM 5.   OTHER EVENTS

     A.   Claim for reimbursement of legal fees

          On August 16, 2000, the Registrant learned that Nunzio P. DeSantis, Chief Executive Officer of the Registrant, had made a written demand against the Registrant for reimbursement of legal fees and personal expenses in the amount of $123,000, which may increase. Mr. DeSantis advised that these legal fees and expenses were incurred in connection with the past investigation of him by the Securities and Exchange Commission regarding certain activities which took place during the twelve months ended September 1997. The Registrant has informed its carrier of director and officer liability insurance of this demand.


                                  SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned, hereto duly authorized.

                                        AUTOLEND GROUP, INC.
                                        (Registrant)


                                        /s/ NUNZIO P. DESANTIS
                                        -----------------------------------
                                        Nunzio P. DeSantis
                                        President and
                                        Chief Executive Officer

Date: September 05, 2000